SELECT*ANNUITY I

AN INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company

and its

MFS/ReliaStar Variable Account

Supplement Dated May 18, 2018

This supplement amends certain information contained in your product prospectus dated April 30, 1996, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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INFORMATION ABOUT THE CONTRACT’S
FUND FEES AND EXPENSES

The following table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.72%	1.13%

INFORMATION ABOUT THE INVESTMENT FUNDS AVAILABLE THROUGH THE VARIABLE ACCOUNT

The following chart lists the Funds that are currently available through the MFS/ReliaStar Variable Account, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Contract Value to the Sub-Accounts that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Massachusetts Investors Growth Stock Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
Massachusetts Investors Trust (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® Corporate Bond Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® Growth Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® High Income Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
MFS® Research Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® Strategic Income Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
MFS® Total Return Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return.

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IMPORTANT INFORMATION ABOUT A FUND

CLOSED TO NEW INVESTMENT

The Sub-Account that invests in the following Fund has been closed to new investment:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
MFS® U.S. Government Money Market Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks current income consistent with preservation of capital and liquidity.

Contract owners who have Contract Value allocated to the Sub-Account that corresponds to this fund may leave their Contract Value in that Sub-Account, but future allocations and transfers into it is prohibited. If your most recent premium allocation instructions includes the Sub-Account that corresponds to this Fund, premium received that would have been allocated to the Sub-Account corresponding to this Fund may be automatically allocated among the other available Sub-Accounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available Funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service at P.O. Box 5050, Minot, ND 58702-5050, 1-877-884-5050.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-877-884-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.66542-18	Page 3 of 3	May 2018